SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                      ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): May 9, 1996


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


           Florida                   1-13666                 59-3305930
(State or other jurisdiction       (Commission              (IRS employer
      of incorporation)           file number)           identification No.)



               5900 Lake Ellenor Drive, Orlando, Florida 32809
                   (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 1.     Changes in Control of Registrant.

            Not applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not applicable.

Item 3.     Bankruptcy or Receivership.

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not applicable.

Item 5.     Other Events.

            On May 9,  1996,  the  Registrant  issued  a news  release  entitled
            "Darden   Restaurants  Fourth  Quarter  Update"  announcing  revised earnings expectations for its fourth quarter and fiscal year 1996.

Item 6.     Resignations of Registrant's Directors.

            Not applicable.

Item 7.     Financial Statements and Exhibits.

            (a)   Financial statements of businesses acquired.

                  Not applicable.

            (b)   Pro forma financial information.

                  Not applicable.

            (c)   Exhibits.

                  The   following  is  filed   herewith.   The  exhibit   number
                  corresponds with Item 601(b) of Regulation S-K.

                  Exhibit No.       "Darden    Restaurants    Fourth   Quarter
                  99.1              Update" released May 9, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 9, 1996                       DARDEN RESTAURANTS, INC.



                                          By:   /s/ C.L. Whitehill
                                                C. L. Whitehill
                                                Senior Vice President,
                                                General Counsel and Secretary



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                                INDEX TO EXHIBITS




Exhibit Number                                                      Page

99.1  "Darden Restaurants Fourth Quarter Update" released May 9, 1996. 5

                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE
May 9, 1996

                   DARDEN RESTAURANTS FOURTH QUARTER UPDATE

ORLANDO, FL -- Darden Restaurants stated that sales and earnings for the first two months of the fourth fiscal quarter, ending May 26, 1996, are below the company's previous expectations. As a result, fourth quarter earnings are expected to be approximately even with last year.

Reduced expectations in fourth-quarter earnings are attributable to a shortfall in programmed earnings at both Red Lobster and The Olive Garden. Red Lobster's increased marketing spending and the introduction of a new dinner menu did not result in anticipated guest traffic and sales. The Olive Garden continues to show improved sales and earnings for the seventh consecutive quarter, although at a slower rate than during the previous three quarters of the fiscal year.

"While earnings for the fiscal year are anticipated to show a low double-digit gain," said Joe Lee, Chairman and CEO, "results will likely be below our previous expectations because of the softness in the fourth quarter." Lee also said, "We continue to expect good earnings growth in fiscal 1997."

Darden Restaurants, with headquarters in Orlando, Florida, is the world's largest casual dining company, with 1,197 restaurants operating under the Red Lobster, The Olive Garden and Bahama Breeze brands, over 115,000 employees and annual sales of $3.2 billion.